UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Ave., Suite 100, Santa Ana, California 92705

(Address of principal registered offices, including zip code)

(949) 270-9400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 25, 2014, Iteris, Inc. issued a press release announcing that it has delayed its earnings release and investor conference call to discuss its financial results for the fiscal fourth quarter and full year ended March 31, 2014.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release, dated as of June 25, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITERIS, INC.

Date: June 30, 2014	By:	/S/ Walter J. McBride
		Name:	Walter J. McBride
		Title:	Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated as of June 25, 2014